                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]        Preliminary proxy statement
[X]        Definitive proxy statement
[ ]        Definitive additional materials
[ ]        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             CHESTER BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                             CHESTER BANCORP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]        No fee required.
[ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

           (1)      Title of each class of securities to which transaction
                    applies:
                    N/A
--------------------------------------------------------------------------------
           (2)      Aggregate number of securities to which transactions
                    applies:
                    N/A
--------------------------------------------------------------------------------
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                    N/A
--------------------------------------------------------------------------------
           (4)      Proposed maximum aggregate value of transaction:
                    N/A
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
                  N/A
--------------------------------------------------------------------------------
         (2)      Form, schedule or registration statement no.:
                  N/A
--------------------------------------------------------------------------------
         (3)      Filing party:
                  N/A
--------------------------------------------------------------------------------
         (4)      Date filed:
                  N/A
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                               February 25, 1998





Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Chester Bancorp, Inc. to be held at the American Legion Hall located at 500
E. Opdyke St., Chester, Illinois, on Friday, April 3, 1998, at 10:00 a.m., local time.

         The Notice of the Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation.

         IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

         We look forward to seeing you at the meeting.

                                      Sincerely,




                                      Michael W. Welge
                                      Chairman of the Board, President
                                      and Chief Financial Officer

                             CHESTER BANCORP, INC.
                               1112 STATE STREET
                            CHESTER, ILLINOIS 62233
                                 (618) 826-5038


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 3, 1998


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Chester Bancorp, Inc. ("Corporation") will be held at the American Legion Hall located at 500 E. Opdyke St., Chester, Illinois, on Friday, April 3, 1998, at 10:00 a.m., local time, for the following purposes:

         (1)     To elect two directors to serve for three year terms; and

         (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on February 18, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        EDWARD K. COLLINS
                                        SECRETARY


Chester, Illinois
February 25, 1998

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                       OF
                             CHESTER BANCORP, INC.
                               1112 STATE STREET
                            CHESTER, ILLINOIS 62233


                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 3, 1998


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chester Bancorp, Inc. ("Corporation"), the holding company for Chester National Bank and Chester National Bank of Missouri (together the "Banks"), to be used at the Annual Meeting of Stockholders of the Corporation ("Annual Meeting"). The Annual Meeting will be held at the American Legion Hall located at 500 E. Opdyke St., Chester, Illinois on Friday, April 3, 1998, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about February 25, 1998.


                           VOTING AND PROXY PROCEDURE

         Stockholders of record as of the close of business on February 18, 1998 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of February 18, 1998, the Corporation had 1,853,046 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

         The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a stockholder attends the Annual Meeting, he or she may vote by ballot. If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

         Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

         The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                  MANAGEMENT

         Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of February 1, 1998, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock.

Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at February 1, 1998. The following table also sets forth, as of February 1, 1998, information as to the shares of Common Stock beneficially owned by each director, by the named executive officers of the Corporation, and by all executive officers and directors of the Corporation as a group.

                                               Number of Shares                       Percent of Shares
Name                                        Beneficially Owned (1)                        Outstanding
----                                        ------------------                        --------------------

DIRECTORS AND BENEFICIAL
OWNERS OF MORE THAN 5%

Chester National Bank Employee Stock
     Ownership Plan and Trust
     1112 State Street
     Chester, Illinois 62233                    174,570(2)                                  8.94%

Michael W. Welge                                207,070(2)(3)                              10.60%
Thomas E. Welch, Jr.                             15,701(2)                                  *
John R. Beck, M.D.                               50,000                                     2.56%
Allen R. Verseman                                51,500(4)                                  2.64%
James C. McDonald                                20,150                                     *
Carl H. Welge                                    12,500                                     *

NAMED EXECUTIVE OFFICERS(5)

Edward K. Collins                                18,220(2)                                  *

All Executive Officers and
 Directors as a Group (7 persons)               375,141                                    19.21%
---------------

*    Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2) Shares held in accounts under the Corporation's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Collins, 720 shares, Mr. Welch, 701 shares and Mr. M. Welge, 270 shares.
(3) Includes 62,500 shares over which Mr. M. Welge has sole voting and investment power, 144,300 shares over which Mr. M. Welge has shared investment and voting power and 270 shares held in the ESOP.
(4) Includes 50,000 shares over which Mr. Verseman has sole voting and investment power and 1,500 shares over which Mr. Verseman has shared investment and voting power.
(5) Under SEC regulations, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last
     completed fiscal year exceeded $100,000.   Edward K. Collins was the
     Corporation's only "named executive officer" for the fiscal year ended December 31, 1997. He is also a director of the Corporation.

                      PROPOSAL I -- ELECTION OF DIRECTORS

         The Corporation's Board of Directors consists of seven members and is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this
year are Allen R. Verseman and Carl H. Welge.   The nominees are current
members of the Boards of Directors of the Corporation and the Banks.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. VERSEMAN AND WELGE.

         The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                                          Year First
                                                            Elected                       Term to
    Name                          Age(1)                   Director(2)                    Expire(3)
    ----                          ---                      --------                       ------

                                                      BOARD NOMINEES

Allen R. Verseman                   63                        1992                         2001
Carl H. Welge(4)                    54                        1980                         2001

                                             DIRECTORS CONTINUING IN OFFICE

Michael W. Welge(4)                 57                        1980                         1999
Edward K. Collins                   53                        1996                         1999
Thomas E. Welch, Jr.                58                        1990                         2000
John R. Beck, M.D.                  63                        1989                         2000
James C. McDonald                   68                        1990                         2000

----------------
(1)  As of December 31, 1997.
(2)  Includes prior service on the Board of Directors of Chester Savings Bank.
(3)  Assuming the individual is re-elected.
(4)  Michael W. Welge and Carl H. Welge are second cousins.

         The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

         Edward K. Collins is Treasurer and Secretary of the Corporation and has been Executive Vice President and Chief Executive Officer of Chester National Bank since January 1995. He is responsible for Chester National Bank's supervisions and performance of operations and lending. Prior to his employment at Chester National Bank, Mr. Collins was Executive Vice President and Senior Loan Officer of Union Bank of Illinois from August 1991 to December 1994 and was President, Chief Executive Officer and a Director of First National Bank & Trust, Syracuse,

Nebraska, from August 1988 to August 1991. Mr. Collins is a member of the Board of Directors of the Chester Chamber of Commerce.

         Allen R. Verseman has been employed for 29 years at Gilster-Mary Lee and currently serves as Plant Superintendent.

         Carl H. Welge has been employed for eight years at Gilster-Mary Lee and currently serves as Accounts Receivable Supervisor. He is a member of the Memorial Hospital Board of Directors and a member of the Friends of Chester Public Library.

         Michael W. Welge is Chairman of the Board of Directors, President and Chief Financial Officer. He has responsibility for various management functions, including financial management and investment portfolio management, determination of all employee compensation and employment decisions. Mr. Welge has been employed for the past 36 years at Gilster-Mary Lee where he currently serves as its Executive Vice President, Secretary and Treasurer. He has been active in civic affairs and is a past President of both the Chester Chamber of Commerce and the Chester School Board. For the past 17 years Mr. Welge has served as an Alderman of the City Council of Chester. Mr. Welge has also been the President and a director of several local corporations and clubs.

         Thomas E. Welch, Jr. has been employed as an officer of Chester National Bank since 1990 when Heritage Federal was acquired by Chester National Bank. Mr. Welch is the Senior Vice President and Compliance Officer for Chester National Bank and manages the Sparta branch.

         John R. Beck, M.D. is a self-employed physician. He is a member of the Hospital staff of Memorial Hospital, Chester, Illinois, and a director of Home Health Care.

         James C. McDonald has been employed for 45 years at the U.S. Postal Service. He is a Trustee of the Presbyterian Church, Sparta, Illinois, and is a member of the Sparta Building Commission and the Sparta Senior Citizen Board.




               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Boards of Directors of the Corporation and the Banks conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 1997, the Board of Directors of the Corporation held 12 meetings, the Board of Directors of Chester National Bank held 12 meetings, and the Board of Directors of Chester National Bank of Missouri held 12 meetings. No director of the Corporation or the Banks attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

         Each year an Audit Committee is appointed, and consists of the entire Board of Directors with the exception of those Directors that are employees of the Banks. The purpose of this Committee is to review financial data of the Banks and retain the Banks' independent auditor. During the fiscal year ended December 31, 1997, the Audit Committee met 12 times.

         The Executive Committee consists of Directors M. Welge, and Collins, the Secretary and two rotating Directors. The Executive Committee meets weekly, and the committee has full authority of the Board of Directors in order to conduct business in a timely manner. The Executive Committee also functions as the Banks' Loan Committee and Asset Liability Committee. All actions of the Executive Committee are subsequently ratified by the full Board of Directors. The Executive Committee met 52 times during the fiscal year ended December 31, 1997.

         The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. During the fiscal year ended December 31, 1997, the Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.

                            DIRECTORS' COMPENSATION

DIRECTORS' COMPENSATION

         BOARD AND COMMITTEE FEES. Directors received a fee of $750 per month during the year ended December 31, 1997, with no additional fees paid for committee meetings, except for the rotating Directors who serve on the Executive Committee who receive $50 per meeting attended. Director's fees totaled $71,300 for the year ended December 31, 1997.

         DIRECTOR EMERITUS PLAN. Effective January 18, 1996, the Board of Directors of Chester National Bank adopted the Director Emeritus Plan to compensate and reward directors for service to the Bank. The Director Emeritus Plan was adopted by Chester National Bank of Missouri following its organization in fiscal 1996. Under the Director Emeritus Plan, a director is designated a Director Emeritus upon (i) attaining age 81 or (ii) upon retirement if the director has served as a director for 15 years or more. Upon designation, a Director Emeritus will receive an annual fee equal to the product of $300 and the Director Emeritus' years of service as a regular Board member. The fee is payable for a 5-year period beginning on the later to occur of (i) the first anniversary of the Director Emeritus' designation or (ii) the date the Director Emeritus attains age 65. In the event of a Director Emeritus' death prior to his receipt of all Director Emeritus fees, the Banks will make a lump sum payment equal to the lesser of the remaining payments due or three times the Director Emeritus fee to the Director Emeritus' designated beneficiary. The Director Emeritus Plan has been funded with life insurance policies. The estimated expense of the Director Emeritus Plan is expected to be approximately $11,684 for fiscal 1998.



                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                                                                         Annual Compensation
                                                     ----------------------------------------------------

Name and                                                                                     Other Annual
Position                                             Year     Salary($)    Bonus($)       Compensation($)(1)
--------                                             ----     ---------    --------       ---------------

Edward K. Collins                                    1997     $ 80,000         --            $    --
Treasurer and Secretary of the Corporation           1996     $ 80,000         --            $    --
and Executive Vice President, Chief Executive        1995     $ 70,000     $ 7,000           $8,370
Officer and Director of Chester National Bank

--------------------
(1) Does not include perquisites which, in the aggregate, did not exceed the lesser of $50,000 or 10% of salary and bonus.

EMPLOYMENT AGREEMENTS

         Effective October 4, 1996, the Corporation and the Banks entered into a three-year employment agreement with Mr. Collins. Under the agreement, the initial salary level for Mr. Collins is $80,000, which amount will be paid by Chester National Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The current term of the agreement has been extended to January 1, 2001. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

         The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Collins is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

         The severance payments from the Employers will equal 2.99 times Mr. Collins' average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at December 31, 1997, Mr. Collins would be entitled to severance payments of $237,000. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

         The agreement restricts Mr. Collins' right to compete against the Employers for a period of one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control. The Board of Directors of the Corporation or the Banks may, from time to time, also extend employment agreements to other senior executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The entire Board of Directors of the Corporation acts as the Compensation Committee (the "Committee"). The Committee determines the compensation for Mr. Collins and the other executive officers of the Corporation. The Committee met once in 1997.

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

         Under the rules established by the SEC, the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chief Executive Officer and other executives officers of the Corporation. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Corporation, the Committee, acting on behalf of Chester National Bank, has prepared the following report for inclusion in this proxy statement.

         The Committee's duties are to administer policies that govern executive compensation for the Corporation. The Committee evaluates executive performances, compensation policies and salaries and makes determinations concerning the compensation of each named executive officer and other executive officers. The Committee establishes the compensation levels for the coming year. The executive compensation policy of the Corporation is designed to establish an appropriate relationship between executive pay and the Corporation's annual and long-term performance, long-term growth objectives, and the Corporation's ability to attract and retain qualified executive officers. The principles underlying the program are: (i) to attract and retain key executives who are vital to the long-term success of the Corporation and are of the highest caliber; (ii) to provide levels of compensation competitive with those offered throughout the financial industry, and (iii) to motivate executives to enhance long-term stockholder value by building their ownership in the Corporation. The Committee also considers a variety of subjective and objective factors in determining the compensation package for individual executives including: (i) the performance of the Corporation with emphasis on annual and long-term performance, (ii) the responsibilities assigned to each executive, and (iii) the performance by each executive of assigned responsibilities as measured by the progress of the Corporation during the year. Although the Committee did not establish executive compensation levels on the basis of whether specific financial goals had been achieved by the Corporation, the Committee considered the overall profitability of the Corporation when making their decisions. The Committee believes that management compensation levels, as a whole, appropriately reflect the application of the Corporation's executive compensation policy and the progress of the Corporation. During the year ended December 31, 1997, the base compensation for Edward K. Collins was $80,000, which did not represent an increase from the previous year.

PERFORMANCE GRAPH

         Set forth hereunder is a performance graph comparing (a) the total return of the Corporation's common stock for the period beginning October 4, 1996 (the date on which the Corporation's common stock commenced trading on the Nasdaq National Market) through December 31, 1997, (b) the cumulative total return on stocks included in the S&P 500 Index over such period, and (c) the cumulative total return on stock included in the SNL Bank Index over such period. The cumulative total return on the Corporation's common stock was computed assuming the reinvestment of cash dividends.


                        [CHESTER BANCORP, INC. GRAPH]


                                                             PERIOD ENDING
                                                  ---------------------------------------------
INDEX                                             10/8/96     12/31/96     6/30/97     12/31/97
-----------------------------------------------------------------------------------------------
Chester Bancorp, Inc.                              100.00      101.82       116.35      140.88
S&P 500                                            100.00      106.15       128.02      141.57
Banks (All)                                        100.00      110.88       133.59      168.03



              COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that, during the 1997 fiscal year, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with except that a Form 4 report, covering an aggregate of 2 transactions, was inadvertently not filed by Edward K. Collins, however he reported such transactions on an timely filed Form 5.


                          TRANSACTIONS WITH MANAGEMENT

         Current law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features. The Banks are prohibited from making any new loans or extensions of credit to the Banks' executive officers and directors at different rates or terms than those offered to the general public, and has adopted a policy to this effect. The aggregate amount of loans by the Banks to its executive officers and directors was $295,649 at December 31, 1997.


                                    AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP, independent public accountants, to serve as the Corporation's auditors for the fiscal year ending December 31, 1998. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires.


                                OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


                                MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

         The Corporation's 1997 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record as of the close of business on February 18, 1998. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

         A COPY OF THE CORPORATION'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD AS OF FEBRUARY 18, 1998 UPON WRITTEN REQUEST TO MICHAEL
W. WELGE, PRESIDENT, CHESTER BANCORP, INC., 1112 STATE STREET, CHESTER, ILLINOIS 62233.


                             STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in April 1999 must be received by the Corporation no later than October 21, 1998 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         EDWARD K. COLLINS
                                         SECRETARY


Chester, Illinois
February 25, 1998

                                REVOCABLE PROXY
                             CHESTER BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 3, 1998

         The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Chester Bancorp, Inc. ("Corporation") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the American Legion Hall, 500 E. Opdyke St., Chester, Illinois, on Friday, April 3, 1998, at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                                         VOTE
1.       The election as director of the nominees               FOR    WITHHELD
         listed below (except as marked to the                  ---    --------
         contrary below).                                       [ ]      [ ]


         Allen R. Verseman
         Carl H. Welge

         INSTRUCTIONS:  TO WITHHOLD YOUR VOTE
         FOR ANY INDIVIDUAL NOMINEE, WRITE THE
         NOMINEE'S NAME(S) ON THE LINE BELOW.
         ------------------------------------------


2. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting, dated February 25, 1998 and the Annual Report to Stockholders.




Dated:                     , 1998
       --------------------


----------------------------------                  ---------------------------
PRINT NAME OF Stockholder                           PRINT NAME OF Stockholder


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SIGNATURE OF Stockholder                            SIGNATURE OF Stockholder




Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.





   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                           POSTAGE-PREPAID ENVELOPE.